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                                                                  EXHIBIT 10(r)

            COMPENSATORY ARRANGEMENTS WITH CERTAIN EXECUTIVE OFFICERS

     Set forth below are the base salaries of the individuals for 2009 who will be identified as named executive officers(1) of the Company in the Company's 2008 proxy statement.

           NAME AND TITLE              SALARY
           --------------              ------
George H. Glatfelter II                 $664,400
Chairman and Chief Executive Officer

John P. Jacunski                        $332,426
Senior Vice President and Chief
Financial Officer

Dante C. Parrini                        $505,025
Executive Vice President and Chief
Operating Officer

Martin Rapp(1)                          $364,785
Vice President and General Manager,
Composite Fibers Business Unit

William T. Yanavitch II                 $240,589
Vice President, Human Resources
and Administration


(1) Mr. Rapp's annual salary is 258,768 euros. The amount set forth above is based on the currency exchange rate at December 31, 2008.

     The annual base salaries are subject to adjustment pursuant to the Company's employee compensation policies in effect from time to time. Each of the above executive officers has a change in control employment agreement, which is included as exhibits to this Form 10-K. Also, each executive officer participates in the Company's 2005 Long-Term Incentive Plan and in its Management Incentive Plan, each of which are incorporated by reference as exhibits to this Form 10-K.